Exhibit 99.1
PRESS RELEASE

FTAI Infrastructure Inc. Reports Fourth Quarter and Full Year 2023 Results, Declares Dividend of $0.03 per Share of Common Stock

NEW YORK, February 29, 2024 (GLOBE NEWSWIRE) -- FTAI Infrastructure Inc. (NASDAQ:FIP) (the “Company” or “FTAI Infrastructure”) today reported financial results for the fourth quarter and full year 2023. The Company’s consolidated comparative financial statements and key performance measures are attached as an exhibit to this press release.

Financial Overview

(in thousands, except per share data)
Selected Financial Results	Three Months Ended December 31, 2023	Year Ended December 31, 2023
Net Loss Attributable to Stockholders	$(48,193)	$(183,736)
Basic Loss per Share of Common Stock	$(0.47)	$(1.78)
Diluted Loss per Share of Common Stock	$(0.47)	$(1.79)
Adjusted EBITDA (1)	$33,294	$107,522
Adjusted EBITDA - Four Core Segments (1)(2)	$42,455	$140,938
_______________________________
(1)For definitions and reconciliations of non-GAAP measures, please refer to the exhibit to this press release.
(2)Excludes Sustainability and Energy Transition and Corporate and Other segments.
Fourth Quarter 2023 Dividends
On February 29, 2024, the Company’s Board of Directors (the “Board”) declared a cash dividend on its common stock of $0.03 per share for the quarter ended December 31, 2023, payable on April 5, 2024 to the holders of record on March 27, 2024.
Business Highlights
•Q4 core segment Adj. EBITDA(1)(2) of $42.4 million, and consolidated Adj. EBITDA(1) of $33.3 million – both quarterly records.
•Transtar generated Adj. EBITDA(1) of $23.6 million in Q4, a record, with increases in both carload volume and average rate per carload versus Q3.
•Jefferson Terminal generated Adj. EBITDA(1) of $14.3 million in Q4, averaging an all-time high of 185,000 barrels per day of throughput at the terminal.
(1)For definitions and reconciliations of non-GAAP measures, please refer to the exhibit to this press release.
(2)Excludes Sustainability and Energy Transition and Corporate and Other segments.
Additional Information
For additional information that management believes to be useful for investors, please refer to the presentation posted on the Investor Relations section of the Company’s website, www.fipinc.com, and the Company’s Annual Report on Form 10-K, when available on the Company’s website. Nothing on the Company’s website is included or incorporated by reference herein.
Conference Call
In addition, management will host a conference call on Friday, March 1, 2024 at 8:00 A.M. Eastern Time. The conference call may be accessed by registering via the following link https://register.vevent.com/register/BI105c7053805540c195b641e1b4b5e2e0. Once registered, participants will receive a dial-in and unique pin to access the call.

A simultaneous webcast of the conference call will be available to the public on a listen-only basis at www.fipinc.com. Please allow extra time prior to the call to visit the site and download the necessary software required to listen to the internet broadcast.
A replay of the conference call will be available after 11:30 A.M. on Friday, March 1, 2024 through 11:30 A.M. on Friday, March 8, 2024 on https://ir.fipinc.com/news-events/presentations.
The information contained on, or accessible through, any websites included in this press release is not incorporated by reference into, and should not be considered a part of, this press release.
About FTAI Infrastructure Inc.
FTAI Infrastructure primarily invests in critical infrastructure with high barriers to entry across the rail, ports and terminals, and power and gas sectors that, on a combined basis, generate strong and stable cash flows with the potential for earnings growth and asset appreciation. FTAI Infrastructure is externally managed by an affiliate of Fortress Investment Group LLC, a leading, diversified global investment firm.
Cautionary Note Regarding Forward-Looking Statements
Certain statements in this press release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements, many of which are beyond the Company’s control. The Company can give no assurance that its expectations will be attained and such differences may be material. Accordingly, you should not place undue reliance on any forward-looking statements contained in this press release. For a discussion of some of the risks and important factors that could affect such forward-looking statements, see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which are available on the Company’s website (www.fipinc.com). In addition, new risks and uncertainties emerge from time to time, and it is not possible for the Company to predict or assess the impact of every factor that may cause its actual results to differ from those contained in any forward-looking statements. Such forward-looking statements speak only as of the date of this press release. The Company expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company's expectations with regard thereto or change in events, conditions or circumstances on which any statement is based. This release shall not constitute an offer to sell or the solicitation of an offer to buy any securities.
For further information, please contact:
Alan Andreini
Investor Relations
FTAI Infrastructure Inc.
(646) 734-9414
aandreini@fortress.com

Exhibit - Financial Statements
FTAI INFRASTRUCTURE INC.
CONSOLIDATED AND COMBINED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
(Dollar amounts in thousands, except share and per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
Revenues
Total revenues	$81,440	$71,391	$320,472	$261,966

Expenses
Operating expenses	57,319	59,926	253,672	208,157
General and administrative	3,445	2,755	12,833	10,891
Acquisition and transaction expenses	2,586	982	4,140	16,844
Management fees and incentive allocation to affiliate	3,163	3,079	12,467	12,964
Depreciation and amortization	20,415	18,298	80,992	70,749
Asset impairment	—	—	743	—
Total expenses	86,928	85,040	364,847	319,605

Other (expense) income
Equity in losses of unconsolidated entities	(17,534)	(19,417)	(24,707)	(67,399)
Gain (loss) on sale of assets, net	6,595	(1,469)	6,855	(1,603)
Loss on extinguishment of debt	(16)	—	(2,036)	—
Interest expense	(26,172)	(21,133)	(99,603)	(53,239)
Other income (expense)	2,608	(1,025)	6,586	(3,169)
Total other expense	(34,519)	(43,044)	(112,905)	(125,410)
Loss before income taxes	(40,007)	(56,693)	(157,280)	(183,049)
(Benefit from) provision for income taxes	(90)	(618)	2,470	4,468
Net loss	(39,917)	(56,075)	(159,750)	(187,517)
Less: Net loss attributable to non-controlling interests in consolidated subsidiaries	(8,313)	(9,606)	(38,414)	(33,933)
Less: Dividends and accretion of redeemable preferred stock	16,589	14,394	62,400	23,657
Net loss attributable to stockholders/Former Parent	$(48,193)	$(60,863)	$(183,736)	$(177,241)

Loss per share:
Basic	$(0.47)	$(0.59)	$(1.78)	$(1.73)
Diluted	$(0.47)	$(0.59)	$(1.79)	$(1.73)
Weighted average shares outstanding:
Basic	103,426,793	102,747,121	102,960,812	102,747,121
Diluted	103,426,793	102,747,121	102,960,812	102,747,121

FTAI INFRASTRUCTURE INC.
CONSOLIDATED BALANCE SHEETS (Unaudited)
(Dollar amounts in thousands, except share and per share data)

	December 31,
	2023	2022
Assets
Current assets:
Cash and cash equivalents	$29,367	$36,486
Restricted cash	58,112	113,156
Accounts receivable, net	55,990	60,807
Other current assets	42,034	67,355
Total current assets	185,503	277,804
Leasing equipment, net	35,587	34,907
Operating lease right-of-use assets, net	69,748	71,015
Property, plant, and equipment, net	1,630,829	1,673,808
Investments	72,701	73,589
Intangible assets, net	52,621	60,195
Goodwill	275,367	260,252
Other assets	57,253	26,829
Total assets	$2,379,609	$2,478,399

Liabilities
Current liabilities:
Accounts payable and accrued liabilities	$130,796	$136,048
Operating lease liabilities	7,218	7,045
Other current liabilities	12,623	16,488
Total current liabilities	150,637	159,581
Debt, net	1,340,910	1,230,157
Operating lease liabilities	62,441	63,147
Other liabilities	87,530	236,130
Total liabilities	1,641,518	1,689,015

Commitments and contingencies

Redeemable preferred stock ($0.01 par value per share; 200,000,000 shares authorized; 300,000 shares issued and outstanding as of December 31, 2023 and December 31, 2022, respectively; redemption amount of $446.5 million and $448.2 million as of December 31, 2023 and December 31, 2022, respectively)	325,232	264,590

Equity
Common stock ($0.01 par value per share; 2,000,000,000 shares authorized; 100,589,572 and 99,445,074 shares issued and outstanding at December 31, 2023 and December 31, 2022, respectively)	1,006	994
Additional paid in capital	843,971	911,599
Accumulated deficit	(182,173)	(60,837)
Accumulated other comprehensive loss	(178,515)	(300,133)
Stockholders' equity	484,289	551,623
Non-controlling interests in equity of consolidated subsidiaries	(71,430)	(26,829)
Total equity	412,859	524,794
Total liabilities, redeemable preferred stock and equity	$2,379,609	$2,478,399

FTAI INFRASTRUCTURE INC.
CONSOLIDATED AND COMBINED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
(Dollar amounts in thousands, unless otherwise noted)

	Year Ended December 31,
	2023	2022
Cash flows from operating activities:
Net loss	$(159,750)	$(187,517)
Equity in losses of unconsolidated entities	24,707	67,399
(Gain) loss on sale of assets	(6,855)	1,603
Loss on extinguishment of debt	2,036	—
Equity-based compensation	9,199	4,146
Depreciation and amortization	80,992	70,749
Asset impairment	743	—
Change in deferred income taxes	2,016	3,982
Change in fair value of non-hedge derivatives	1,125	(1,125)
Amortization of deferred financing costs	6,769	4,393
Bad debt expense	1,977	575
Amortization of bond discount	4,853	1,903
Change in:
Accounts receivable	2,840	(3,303)
Other assets	25,183	(7,799)
Accounts payable and accrued liabilities	8,553	7,013
Other liabilities	1,125	(4,709)
Net cash provided by (used in) operating activities	5,513	(42,690)

Cash flows from investing activities:
Investment in unconsolidated entities	(7,077)	(5,996)
Acquisition of business, net of cash acquired	(4,448)	(3,819)
Acquisition of leasing equipment	(1,724)	—
Acquisition of property, plant and equipment	(99,022)	(217,141)
Investment in convertible promissory notes	(36,044)	(47,454)
Proceeds from sale of leasing equipment	105	—
Proceeds from sale of property, plant and equipment	1,087	7,144
Net cash used in investing activities	(147,123)	(267,266)

Cash flows from financing activities:
Proceeds from debt	181,350	519,025
Repayment of debt	(75,131)	—
Payment of deferred financing costs	(8,834)	(13,605)
Proceeds from issuance of redeemable preferred stock	—	291,000
Redeemable preferred stock issuance costs	—	(16,433)
Distributions to Manager	—	(78)
Capital contributions from non-controlling interests	—	731
Distributions to non-controlling interests	(1,647)	(143)
Settlement of equity-based compensation	(2,161)	(593)
Net transfers to (from) Former Parent	—	(617,321)
Cash dividends - common stock	(12,372)	(3,082)
Cash dividends - redeemable preferred stock	(1,758)	(1,758)
Net cash provided by financing activities	79,447	157,743

Net decrease in cash and cash equivalents and restricted cash	(62,163)	(152,213)
Cash and cash equivalents and restricted cash, beginning of period	149,642	301,855
Cash and cash equivalents and restricted cash, end of period	$87,479	$149,642

Key Performance Measures
The Chief Operating Decision Maker (“CODM”) utilizes Adjusted EBITDA as our key performance measure.
Adjusted EBITDA provides the CODM with the information necessary to assess operational performance, as well as make resource and allocation decisions. Adjusted EBITDA is defined as net income (loss) attributable to stockholders and Former Parent, adjusted (a) to exclude the impact of provision for (benefit from) income taxes, equity-based compensation expense, acquisition and transaction expenses, losses on the modification or extinguishment of debt and capital lease obligations, changes in fair value of non-hedge derivative instruments, asset impairment charges, incentive allocations, depreciation and amortization expense, interest expense, interest and other costs on pension and other pension expense benefits (“OPEB”) liabilities, dividends and accretion of redeemable preferred stock, and other non-recurring items, (b) to include the impact of our pro-rata share of Adjusted EBITDA from unconsolidated entities, and (c) to exclude the impact of equity in earnings (losses) of unconsolidated entities and the non-controlling share of Adjusted EBITDA.
The following table sets forth a reconciliation of net loss attributable to stockholders and Former Parent to Adjusted EBITDA for the three and twelve months ended December 31, 2023 and 2022:

	Three Months Ended December 31,		Year Ended December 31,
(in thousands)	2023	2022	2023	2022
Net loss attributable to stockholders/Former Parent	$(48,193)	$(60,863)	$(183,736)	$(177,241)
Add: (Benefit from) provision for income taxes	(90)	(618)	2,470	4,468
Add: Equity-based compensation expense	3,385	1,104	9,199	4,146
Add: Acquisition and transaction expenses	2,586	982	4,140	16,844
Add: Losses on the modification or extinguishment of debt and capital lease obligations	16	—	2,036	—
Add: Changes in fair value of non-hedge derivative instruments	—	(67)	1,125	(1,125)
Add: Asset impairment charges	—	—	743	—
Add: Incentive allocations	—	—	—	—
Add: Depreciation & amortization expense(1)	20,964	18,298	81,541	70,749
Add: Interest expense	26,172	21,133	99,603	53,239
Add: Pro-rata share of Adjusted EBITDA from unconsolidated entities(2)	(421)	(8,063)	20,209	13,939
Add: Dividends and accretion of redeemable preferred stock	16,589	14,394	62,400	23,657
Add: Interest and other costs on pension and OPEB liabilities	690	336	2,130	1,232
Add: Other non-recurring items(3)	—	—	2,470	—
Less: Equity in losses of unconsolidated entities	17,534	19,417	24,707	67,399
Less: Non-controlling share of Adjusted EBITDA(4)	(5,938)	(4,245)	(21,515)	(16,279)
Adjusted EBITDA (Non-GAAP)	$33,294	$1,808	$107,522	$61,028
_______________________________
(1)Includes the following items for the years ended December 31, 2023 and 2022: (i) depreciation and amortization expense of $80,992 and $70,749 and (ii) capitalized contract costs amortization of $549 and $—, respectively.
Includes the following items for the three months ended December 31, 2023 and 2022: (i) depreciation and amortization expense of $20,415 and $18,298 and (ii) capitalized contract costs amortization of $549 and $—, respectively.

(2)Includes the following items for the years ended December 31, 2023 and 2022: (i) net loss of $(23,752) and $(67,658), (ii) interest expense of $34,686 and $28,702, (iii) depreciation and amortization expense of $27,685 and $28,399, (iv) acquisition and transaction expense of $445 and $616, (v) changes in fair value of non-hedge derivative instruments of $(18,904) and $21,218, (vi) asset impairment of $1,135 and $2,280, (vii) equity-based compensation of $5 and $382 and (viii) equity method basis adjustments of $(1,091) and $—, respectively.
Includes the following items for the three months ended December 31, 2023 and 2022: (i) net loss of $(16,469) and $(19,474), (ii) interest expense of $9,520 and $7,893, (iii) depreciation and amortization expense of $7,087 and $7,883, (iv) acquisition and transaction expense of $138 and $241, (v) changes in fair value of non-hedge derivative instruments of $(742) and $(6,946), (vi) asset impairment of $1,135 and $2,246, (vii) equity-based compensation of $1 and $94 and (viii) equity method basis adjustments of $(1,091) and $—, respectively.

(3)Includes the following items for the year ended December 31, 2023: certain non-cash expenses related to cancellation of restricted shares and Railroad severance expense of $2,470.

(4)Includes the following items for the years ended December 31, 2023 and 2022: (i) equity-based compensation of $1,412 and $470, (ii) provision for income taxes of $578 and $670, (iii) interest expense of $7,391 and $5,491, (iv) depreciation and amortization expense of $11,752 and $9,699, (v) changes in fair value of non-hedge derivative instruments of $63 and $(53), (vi) acquisition and transaction expenses of $307 and $1, (vii) interest and other costs on pension and OPEB liabilities of $6 and $1, (viii) asset impairment of $2 and $—, and (ix) other recurring items of $4 and $—, respectively.
Includes the following items for the three months ended December 31, 2023 and 2022: (i) equity-based compensation of $508 and $118, (ii) provision for income taxes of $509 and $176, (iii) interest expense of $1,833 and $1,462, (iv) depreciation and amortization expense of $2,802 and $2,608, (v) changes in fair value of non-hedge derivative instruments of $2 and $(3), (vi) acquisition and transaction expenses of $280 and $(116), (vii) interest and other costs on pension and OPEB liabilities of $3 and $—, and (viii) other recurring items of $1 and $—, respectively.

The following tables sets forth a reconciliation of net income (loss) attributable to stockholders to Adjusted EBITDA for our four core segments for the three months and year ended December 31, 2023:

	Three Months Ended December 31, 2023
(in thousands)	Railroad	Jefferson Terminal	Repauno	Power and Gas	Four Core Segments
Net income (loss) attributable to stockholders	$19,495	$(6,776)	$(4,202)	$(10,549)	$(2,032)
Add: (Benefit from) provision for income taxes	(2,403)	2,244	239	—	80
Add: Equity-based compensation expense	648	2,186	461	—	3,295
Add: Acquisition and transaction expenses	184	1,254	—	23	1,461
Add: Losses on the modification or extinguishment of debt and capital lease obligations	—	—	—	—	—
Add: Changes in fair value of non-hedge derivative instruments	—	—	—	—	—
Add: Asset impairment charges	—	—	—	—	—
Add: Incentive allocations	—	—	—	—	—
Add: Depreciation & amortization expense(1)	5,002	12,809	2,420	—	20,231
Add: Interest expense	32	8,301	712	—	9,045
Add: Pro-rata share of Adjusted EBITDA from unconsolidated entities(2)	—	—	—	3,331	3,331
Add: Dividends and accretion of redeemable preferred stock	—	—	—	—	—
Add: Interest and other costs on pension and OPEB liabilities	690	—	—	—	690
Add: Other non-recurring items(3)	—	—	—	—	—
Less: Equity in losses of unconsolidated entities	—	—	—	12,292	12,292
Less: Non-controlling share of Adjusted EBITDA(4)	(16)	(5,687)	(235)	—	(5,938)
Adjusted EBITDA (Non-GAAP)	$23,632	$14,331	$(605)	$5,097	$42,455

	Year Ended December 31, 2023
(in thousands)	Railroad	Jefferson Terminal	Repauno	Power and Gas	Four Core Segments
Net income (loss) attributable to stockholders	$49,999	$(36,720)	$(22,489)	$(5,249)	$(14,459)
Add: (Benefit from) provision for income taxes	(561)	2,468	496	—	2,403
Add: Equity-based compensation expense	1,394	5,865	1,770	—	9,029
Add: Acquisition and transaction expenses	737	1,370	—	94	2,201
Add: Losses on the modification or extinguishment of debt and capital lease obligations	937	—	—	—	937
Add: Changes in fair value of non-hedge derivative instruments	—	—	1,125	—	1,125
Add: Asset impairment charges	743	—	—	—	743
Add: Incentive allocations	—	—	—	—	—
Add: Depreciation & amortization expense(1)	19,590	49,465	9,336	—	78,391
Add: Interest expense	2,284	32,443	2,557	3	37,287
Add: Pro-rata share of Adjusted EBITDA from unconsolidated entities(2)	—	—	—	29,987	29,987
Add: Dividends and accretion of redeemable preferred stock	—	—	—	—	—
Add: Interest and other costs on pension and OPEB liabilities	2,130	—	—	—	2,130
Add: Other non-recurring items(3)	1,339	1,131	—	—	2,470
Less: Equity in losses of unconsolidated entities	—	—	—	9,949	9,949
Less: Non-controlling share of Adjusted EBITDA(4)	(71)	(20,328)	(856)	—	(21,255)
Adjusted EBITDA (Non-GAAP)	$78,521	$35,694	$(8,061)	$34,784	$140,938
_______________________________
(1)Jefferson Terminal
Includes the following items for the three months and year ended December 31, 2023: (i) depreciation and amortization expense of $12,260 and $48,916 and (ii) capitalized contract costs amortization of $549 and $549, respectively.
(2)Power and Gas
Includes the following items for the three months and year ended December 31, 2023: (i) net loss of $(11,201) and $(8,858), (ii) interest expense of $8,565 and $31,109, (iii) depreciation and amortization expense of $6,526 and $26,146, (iv) acquisition and transaction expense of $138 and $445, (v) changes in fair value of non-hedge derivative instruments of $(742) and $(18,904), (vi) asset impairment of $1,135 and $1,135, (vii) equity-based compensation of $1 and $5 and (viii) equity method basis adjustments of $(1,091) and $(1,091), respectively.
(3)Railroad
Includes the following items for the year ended December 31, 2023: Railroad severance expense of $1,339.
Jefferson Terminal
Includes the following items for the year ended December 31, 2023: certain non-cash expenses related to cancellation of restricted shares of $1,131.
(4)Railroad
Includes the following items for the three months and year ended December 31, 2023: (i) equity-based compensation of $2 and $4, (ii) benefit from income taxes of $(5) and $(1), (iii) interest expense of $1 and $6, (iv) depreciation and amortization expense of $14 and $49, (v) acquisition and transaction expenses of $— and $1, (vi) interest and other costs on pension and OPEB liabilities of $3 and $6, (vii) asset impairment of $— and $2 and (viii) other recurring items of $1 and $4, respectively.
Jefferson Terminal
Includes the following items for the three months and year ended December 31, 2023: (i) equity-based compensation of $478 and $1,309, (ii) provision for income taxes of $500 and $551, (iii) interest expense of $1,789 and $7,242, (iv) depreciation and amortization expense of $2,640 and $10,920 and (v) acquisition and transaction expense of $280 and $306, respectively.

Repauno
Includes the following items for the three months and year ended ended December 31, 2023: (i) equity-based compensation of $28 and $99, (ii) provision for income taxes of $14 and $28, (iii) interest expense of $43 and $143, (iv) depreciation and amortization expense of $148 and $523 and (v) changes in fair value of non-hedge derivative instruments of $2 and $63, respectively.